UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 18, 2009

CHINA INTERNATIONAL TOURISM HOLDINGS, LTD.
(Exact Name of Registrant as Specified in Charter)

NEVADA
(State or other jurisdiction of incorporation or organization)
1-10559 (Commission File Number)	65-1021346 (IRS Employer Identification Number)

Suite 910, Yi An Plaza, 33 Jian She Liu Road, Guangzou, P.R.China 510000
(Address of principal executive offices)

(8629) 8436-8561
(Issuer's telephone number)

 Copies to:
Greentree Financial Group, Inc.
7951 SW 6th Street, Suite 216
Plantation, FL 33324
(954) 424-2345 Tel
(954) 424-2230 Fax

This Current Report on Form 8-K/A is filed by China International Tourism Holdings, Ltd., a Nevada corporation (the “Registrant”), in connection with the items described below. It amends that certain Current Report on Form 8-K, dated February 18, 2009, which was filed by the Registrant with the Commission on April 17, 2009.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2 Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
     Exhibit-10.1 Plan of Exchange Between Chengkai Logistics Co Ltd. and China International Tourism Holdings, Ltd.
     Exhibit-10.2 Agreement by and among China International Tourism Holdings, Ltd., Shanxi Kai Da Lv You Gu Wen Xian Gong Si, and Mr. Lei Ming

Signatures

Item 2.01 Completion of Acqusition or Disposition of Assets

On February 18, 2009, China International Tourism Holdings, Ltd., (the “Registrant” or “CINH”) entered into a Plan of Exchange agreement (the “Plan of Exchange”) between and among the Registrant, Guangzhou Chengkai Logistics Co Ltd., a corporation organized under the laws of the Peoples’ Republic of China (“Chengkai”), the shareholders of Chengkai (“Chengkai Shareholders”) and Ms. Wanwen Su, our President and Director (“Ms. Su”).

Pursuant to the terms of the Plan of Exchange, the Registrant acquired 100% of the capital stock of Chengkai in exchange for an issuance by Registrant of 50,000,000 new shares of Common Stock to Chengkai, which will gave Chengkai an interest in CINH representing approximately 27.6% of the then issued and outstanding shares on a fully diluted basis.

CINH and Chengkai is hereby reorganized, such that CINH acquired 100% the capital stock of Chengkai, and Chengkai is a wholly-owned subsidiary of CINH.

It is important to note that Ms. Su is also the President of Chengkai.

Registrant currently has issued and outstanding 50,245,026 shares of par value $.0001 Common Stock trading on the Over-The-Counter Bulletin Board under the symbol “CINH”, of which the 50,000,000 new shares of Common Stock are included.

An executed copy of the Plan of Exchange is attached hereto as Exhibit 10.1.

On April 23, 2009, China International Tourism Holdings, Ltd., entered into an Agreement (the “Agreement”) between and among the Registrant, Shanxi Kai Da Lv You Gu Wen You Xian Gong Si, a corporation organized under the laws of the Peoples’ Republic of China (“Kai Da”), and Mr. Lei Ming, an individual (“Buyer”).

Pursuant to the terms of the Agreement, the Buyer acquired 100% of the total assets of $407,616 and total liabilities of $481,275 (collectively “CINH Assets and Liabilities) from the Registrant for the payment of good and valuable consideration of $100.00 (the “Purchase Price”).

The Buyer is a former officer and director of CINH and is fully informed of and aware of the structure and status of the corporation in which he has acquired an interest as represented by CINH Assets and Liabilities. The Buyer is fully informed and aware of the status of the assets, debts and conditions and acknowledges that he is purchasing CINH Assets and Liabilities in its current condition without further warranties from CINH.

An executed copy of the Agreement is attached hereto as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements Of Businesses Acquired

The following audited financial statements of Guangzhou Chengkai Logistics Co., Ltd are set forth below: (i) a balance sheet, (ii) a statement of operations, (iii) a statement of cash flows and (iv) the notes to the financial statements for such period.

(d) Exhibits.

Exhibit 10.1  Plan of Exchange, dated as of February 18, 2009, by and among China International Tourism Holdings Ltd. and Chengkai Logistics Co Ltd.*

Exhibit 10.2 Agreement by and among China International Tourism Holdings, Ltd., Shanxi Kai Da Lv You Gu Wen Xian Gong Si, and Mr. Lei Ming

 *Previously Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China International Tourism Holdings, Ltd.

DATED: May 22, 2009	By:	/s/ Su, Wanwen
Wanwen Su, President

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Guangzhou Chengkai Logistics Co., Ltd
9F, Yi'an Plaza, No.33, Jianshe Sixth Road, Yuexiu Dist.
GUANGZHOU, GUANGDONG CHINA 51006

We have audited the accompanying balance sheet of Guangzhou Chengkai Logistics Co., Ltd (the “Company”) as of December 31, 2008 and 2007 and the related statements of operations, and cash flows for the years ended December 31, 2008 and 2007. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Guangzhou Chengkai Logistics Co., Ltd as of December 31, 2008 and 2007, and the results of its operations and its cash flows for the years ended December 31, 2008 and 2007 in conformity with accounting principles generally accepted in the United States of America.

/s/Lake & Associates CPA’s LLC
Lake & Associates, CPA’s LLC
Schaumburg, Illinois
April 3, 2009
1905 Wright Blvd.
Schaumburg IL 60193
847-524-0800
Fax 847-524-1655

Guangzhou Chengkai Logistics Co.,Ltd
Audited Balance Sheet
As of December 31, 2008 and 2007

ASSETS	2008	2007
CURRENT ASSETS
Cash and cash equivalents	$531,297	$2,482,779
Accounts receivable,trade	7,930,606	2,611,751
provision for bad debts	(39,653)	(13,218)
Other receivables	12,528	241,477
Inventory	707,280	662,234
Prepaid expenses	314,196	483,377
Deferred expenses	-	288
Subsidy receivable	100,774	166,986
TOTAL CURRNET ASSETS	$9,557,027	$6,635,674

FIXED ASSETS
Property, plant, and equipment	$21,927	$20,481
Accumulated depreciation	(8,355)	(4,328)
NET FIXED ASSETS	$13,572	$16,153

TOTAL ASSETS	$9,570,599	$6,651,827

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$7,612,304	$5,115,592
Salary payable and Welfare payable	-	7,625
Other payables	61,852	91,948
Other payables-related party	496,928	119,844
Received in advance	113,915	308,079
Tax payable	114,385	(85,865)
TOTAL CURRENT LIABILITIES	$8,399,385	$5,557,223

TOTAL LIABILITIES	$8,399,385	$5,557,223

STOCKHOLDERS' EQUITY
Registerred capital	1,037,003	1,037,003
Retained Earning	(1,815)	(1,173)
Statutory reserves	850	850
Accumulated other comprehensive income(loss)	135,176	57,925
TOTAL STOCKHOLDERS' EQUITY	$1,171,214	$1,094,604

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$9,570,599	$6,651,827

The accompanying notes are an integral part of these financial statements.

Guangzhou Chengkai Logistics Co.,Ltd
Audited Statement of Operations
For the years ended December 31, 2008 and 2007

	2008	2007

Revenues
Sales	$13,918,164	$9,213,820
Cost of sales	13,020,385	8,485,896
Gross profits	897,779	727,924

Operating expenses
Selling General and Administrative	931,801	689,312
Income (Loss) from Operations	(34,022)	38,612

Other income (expenses)
Finance income (costs)	$67,156	$(3,428)
Non-operating income (expense)	(1,439)	(371)
Total other income (loss)	65,717	(3,799)

Income (loss) from Operations	31,695	34,813

Income taxes	32,336	23,769

Net Income (Loss)	(641)	11,044

Other comprehensive income (loss)
Foreign currency translation gain (loss)	77,251	50,584

Comprehensive income (loss)	$76,610	$61,628

The accompanying notes are an integral part of the financial statements

Guangzhou Chengkai Logistics Co.,Ltd
Audited Statements of Cash Flows
For the years ended December 31, 2008 and 2007

	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(641)	$11,044
Adjustments to reconcile net income (loss) to
net cash (used in) operating activities:
Depreciation	4,027	3,550
Accounts receivable ,trade	(5,292,420)	(2,458,097)
Other receivable	228,949	(176,455)
Prepaid expense	169,181	(101,726)
Inventory	(45,046)	(377,102)
Accounts payable	2,496,712	4,947,676
Tax payable	200,250	22,728
Other payable	(30,096)	(33,971)
Others	(135,289)	15,932
NET CASH (USED IN) OPERATING ACTIVITIES	(2,404,371)	1,853,579

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant, and equipment	(1,446)	(1,322)
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(1,446)	(1,322)

CASH FLOWS FROM FINANCING ACTIVITIES:
Due to shareholders'	377,084	(428,908)
Due from shareholders'	-	8,246
Capital contribution	-	916,230
NET CASH PROVIDED BY FINANCING ACTIVITIES	377,084	495,568

FOREIGN CURRENCY TRANSLATION ADJUSTMENT	77,251	50,584

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,951,482)	2,398,408

CASH AND CASH EQUIVALENTS:
Beginning of period	2,482,779	84,371
End of period	$531,297	$2,482,779

The accompanying notes are an integral part of these financial statements.

Guangzhou Chengkai Logistics Co.,Ltd
Audited Statement of Stockholders' Equity
For the years ended December 31, 2008 and 2007

				Accumulated
	Registered	Retained	Statutory	Other
	Capital	Earnings	Reserves	Comprehensive
				Income (loss)	Total
Balances, December 31, 2006	120,773	$(12,217)	$850	$7,341	$116,746

Capital contribution	916,230				916,230
Net Income(Loss) for the period		11,044		-	11,044
Other comprehensive income		-		50,584	50,584
Balances, December 31, 2007	$1,037,003	$(1,173)	$850	$57,925	$1,094,604

Net Income(Loss) for the period		(641)		-	(641)
Other comprehensive income		-		77,251	77,251
Balances, December 31, 2008	$1,037,003	$(1,815)	$850	$135,176	$1,171,214

GUANGZHOU CHENGKAI LOGISTICS CO., LTD
Notes to Audited Financial Statements
For the years ended December 31, 2008 and 2007
(Stated in US Dollars)

1.	Corporate information and description of business

Guangzhou Chengkai Logistic Co, Ltd. (the “Company”) is organized and existing under the laws of the People’s Republic of China (the “PRC”), which was incorporated on October 19, 2004.

The Company is a logistic company specializing in logistical services for car manufacturers, car components, food assortments, chemicals, paper, and machinery in China. The services cover various aspects of transportation management, including logistical planning, import and export management, electronic customs declaration systems, supply chain planning, transporting products from ports to warehouses or vice versa, organization of transportation, and storage and distribution of products.

The Company’s customers include international companies and domestic enterprises in China from various industries. Chengkai’s customer base has been increasing at a rapid pace, especially within the Food Industry, Paper Industry, Mechanical Industry, Garment Industry, Furniture Industry and Daily Commodity Industry.

2.           Summary of significant accounting policies

Basis of presentation

The accompanying audited condensed financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America.

Use of estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting periods.  These accounts and estimates include, but are not limited to, the valuation of trade receivables, other receivables, inventories, warranty reserve, deferred income taxes and the estimation on useful lives of property, plant and equipment.  Actual results could differ from these estimates.

Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

Allowance for doubtful accounts

The Company establishes an allowance for doubtful accounts based on management’s assessment of the collectibility of trade receivables.  A considerable amount of judgment is required in assessing the amount of the allowance.  The Company considers the historical level of credit losses and applies percentages to aged receivables categories.  The Company makes judgments about the creditworthiness of each customer based on ongoing credit evaluations, and monitors current economic trends that might impact the level of credit losses in the future.  If the financial condition of the customers were to deteriorate, resulting in their inability to make payments, a larger allowance may be required.

Based on the above assessment, during the reporting periods, the management establishes the general provisioning policy to make allowance equivalent to 0.5% of gross amount of trade receivables due less than 1 year, 5% of gross amount of trade receivables due from 1 to 2 years, 10% of gross amount of trade receivables due from 2 to 3 years. The management completely writes off the gross amount of trade receivables due over 3 years.  Additional specific provision is made against trade receivables to the extent which they are considered to be doubtful.

Bad debts are written off when identified.  The Company does not accrue interest on trade receivables.

Historically, losses from uncollectible accounts have not significantly deviated from the general allowance estimated by the management and no significant additional bad debts have been written off directly to the profit and loss. This general provisioning policy has not changed in the past since establishment and the management considers that the aforementioned general provisioning policy is adequate and not too excessive and does not expect to change this established policy in the near future.

Inventories

Inventories are stated at the lower of cost or market.  Cost is determined on a first in first out basis and includes all expenditures incurred in bringing the goods to the point of sale and putting them in a saleable condition.  In case of manufacturing inventories, cost includes an appropriate share of production overheads based on normal operating capacity.  In assessing the ultimate realization of inventories, the management makes judgments as to future demand requirements compared to current or committed inventory levels.  The Company estimates the demand requirements based on market conditions, forecasts prepared by its customers, sales contracts and orders in hand.

In addition, the Company estimates net realizable value based on intended use, current market value and inventory ageing analyses.  The Company writes down the inventories for estimated obsolescence or unmarketable inventories equal to the difference between the cost of inventories and the estimated market value based upon assumptions about future demand and market conditions.

Property, plant and equipment

Property, plant and equipment are stated at cost less accumulated depreciation. Cost represents the purchase price of the asset and other costs incurred to bring the asset into its existing use.

GUANGZHOU CHENGKAI LOGISTICS CO., LTD
Notes to Audited Financial Statements
For the years ended December 31, 2008 and 2007
(Stated in US Dollars)

2.	Summary of significant accounting policies (Cont’d)

Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

	Depreciable life	Residual value
Building	20 years	5%
Machinery and equipment	10 years	5%
Furniture and fixture	5 years	5%

Maintenance or repairs are charged to expense as incurred.  Upon sale or disposition, the applicable amounts of asset cost and accumulated depreciation are removed from the accounts and the net amount less proceeds from disposal is charged or credited to income.

Impairment of long-lived assets

In accordance with SFAS No.144, “Accounting for the Impairment or Disposal of Long-lived Assets”, the Company assesses long-lived assets, such as property and equipment and intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset group may not be fully recoverable. Recoverability of asset groups to be held and used in measured by a comparison of the carrying amount of an asset group to estimated undiscounted future cash flows expected to be generated by the asset group.  If the carrying amount exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of an asset group exceeds the fair value of the asset group. The Company evaluated its long-lived assets and no impairment charges were recorded for any of the periods presented

Revenue recognition

Revenue from sales of the Company’s products is recognized when the significant risks and rewards of ownership have been transferred to the customers at the time when the products are delivered to and accepted by them, the sales price is fixed or determinable and collection is reasonably assured.

Government grant

Subsidy income for both reporting periods represents refund of duty tax from State Administration of Taxation of the PRC for the export

Cost of sales

Cost of sales consists primarily of material costs, direct labor, depreciation and overheads, which are directly attributable to the products and the provision of services.

Selling expenses

Selling expenses mainly consist of advertising, entertainment, salaries, shipping and handling cost and traveling expense which are incurred during the selling activities.
General and administrative expenses

General and administrative expenses consist of rent paid, office expenses, depreciation, staff welfare, utilities, labor protection and salaries which are incurred at the administrative level.

Income taxes

The Company accounts for income tax using SFAS No. 109 “Accounting for Income Taxes”, which requires the asset and liability approach for financial accounting and reporting for income taxes. Under this approach, deferred income taxes are provided for the estimated future tax effects attributable to temporary differences between financial statement carrying amounts of assets and liabilities and their respective tax bases, and for the expected future tax benefits from loss carry-forwards and provisions, if any. Deferred tax assets and liabilities are measured using the enacted tax rates expected in the years of recovery or reversal and the effect from a change in tax rates is recognized in the statement of operations and comprehensive income in the period of enactment. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of the deferred tax assets will not be realized.

Concentrations of credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and cash equivalents, and trade and other receivables.  As of December 31, 2008 and 2007, substantially all of the Company’s cash and cash equivalents were held by major financial institutions located in the PRC, which management believes are of high credit quality.  With respect to trade receivables, the Company extends credit based on an evaluation of the customer’s financial condition.  The Company generally does not require collateral for trade and other receivables and maintains an allowance for doubtful accounts of trade and other receivables.

Foreign currencies translation

The reporting currency of the Company is the United States dollar (“U.S. dollars”).  Transactions denominated in currencies other than U.S. dollar are calculated at the average rate for the period.  Monetary assets and liabilities denominated in currencies other than U.S. dollar are translated into U.S. dollar at the rates of exchange ruling at the balance sheet date.  The resulting exchange differences are recorded in the other expenses in the statement of operations and comprehensive income.

The Company’s subsidiary maintains its books and records in its local currency, the Renminbi Yuan (“RMB”), which is functional currency as being the primary currency of the economic environment in which its operations are conducted.  In general, for consolidation purposes, the Company translates the subsidiary’s assets and liabilities into U.S. dollars using the applicable exchange rates prevailing at the balance sheet date, and the statement of operations is translated at average exchange rates during the reporting period.  Adjustments resulting from the translation of the subsidiary’s financial statements are recorded as accumulated other comprehensive income.

GUANGZHOU CHENGKAI LOGISTICS CO., LTD
Notes to Audited Financial Statements
For the years ended December 31, 2008 and 2007
(Stated in US Dollars)

2.           Summary of significant accounting policies (Cont’d)

Comprehensive income (loss)

SFAS No. 130, “Reporting Comprehensive Income”, establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during the year from non-owner sources. Accumulated comprehensive income, as presented in the accompanying statement of stockholders’ equity consists of changes in unrealized gains and losses on foreign currency translation.  This comprehensive income is not included in the computation of income tax expense or benefit.

Segment reporting

SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. The Company operates in one reportable segment.

Fair value of financial instruments

The Company values its financial instruments as required by SFAS No. 107, “Disclosures about Fair Value of Financial Instruments”.  The estimated fair value amounts have been determined by the Company, using available market information and appropriate valuation methodologies.

The estimates presented herein are not necessarily indicative of amounts that the Company could realize in a current market exchange.

The Company’s financial instruments primarily include cash and cash equivalents, accounts receivable, inventories, prepayment, accounts payable, other payables and accrued liabilities.

As of the balance sheet date, the estimated fair values of financial instruments were not materially different from their carrying values as presented due to short maturities of these instruments.

Recently issued accounting pronouncements

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS No. 161"). SFAS No. 161 requires companies with derivative instruments to disclose information that should enable financial-statement users to understand how and why a company uses derivative instruments, how derivative instruments and related hedged items are accounted for under FASB Statement No. 133 "Accounting for Derivative Instruments and Hedging Activities" and how derivative instruments and related hedged items affect a company's financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The adoption of this statement is not expected to have a material effect on the Company's future financial position or results of operations.

In May, 2008, the Financial Accounting Standards Board ("FASB") issued SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles," ("SFAS No. 162"). SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States (the GAAP hierarchy). SFAS No. 162 will be effective 60 days following the SEC's approval of the Public Company Accounting Oversight Board's amendments to AU Section 411, "The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles." The FASB has stated that it does not expect SFAS No. 162 will result in a change in current practice. The application of SFAS No. 162 will have no effect on the Company's financial position, results of operations or cash flows.

Also in May 2008, the FASB issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts--an interpretation of FASB Statement No. 60" ("SFAS No. 163"). SFAS No. 163 interprets Statement 60 and amends existing accounting pronouncements to clarify their application to the financial guarantee insurance contracts included within the scope of that

Statement. SFAS No. 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2009. The Company is currently evaluating the impact of SFAS No. 163 on its financial statements but does not expect it to have an effect on the Company's financial position, results of operations or cash flows.

In May 2008, the FASB issued FSP APB 14-1, "Accounting for Convertible Debt Instruments that may be Settled in Cash upon Conversion (Including Partial Cash Settlement)" ("FSP APB 14-1"). FSP APB 14-1 applies to convertible debt securities that, upon conversion, may be settled by the issuer fully or partially in cash. FSP APB 14-1 specifies that issuers of such instruments should separately account for the liability and equity components in a manner that will reflect the entity's nonconvertible debt borrowing rate when interest cost is recognized in subsequent periods. FSP APB 14-1 is effective for financial statements issued for fiscal years after December 15, 2008, and must be applied on a retrospective basis. Early adoption is not permitted. The Company is assessing the potential impact of this FSP on the convertible debt issuances.

In June 2008, the FASB issued FASB Staff Position ("FSP") EITF 03-6-1, "Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities" ("FSP EITF 03-6-1"). FSP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting, and therefore need to be included in the earnings allocation in computing earnings per share under the two-class method as described in

SFAS No. 128, Earnings per Share. Under the guidance of FSP EITF 03-6-1, unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and shall be included in the computation of earnings-per-share pursuant to the two-class method. FSP EITF 03-6-1 is effective for financial statements issued for fiscal years beginning after December 15, 2008 and all prior-period earnings per share data presented shall be adjusted retrospectively. Early application is not

GUANGZHOU CHENGKAI LOGISTICS CO., LTD
Notes to Audited Financial Statements
For the years ended December 31, 2008 and 2007
(Stated in US Dollars)

2.	Summary of significant accounting policies (Cont’d)

Recently issued accounting pronouncements (Cont’d)

permitted. The Company is assessing the potential impact of this FSP on the earnings per share calculation.

In June 2008, the FASB ratified EITF No. 07-5, "Determining Whether an Instrument (or an Embedded Feature) is Indexed to an Entity's Own Stock" ("EITF 07-5"). EITF 07-5 provides that an entity should use a two-step approach to evaluate whether an equity-linked financial instrument (or embedded feature) is indexed to its own stock, including evaluating the instrument's contingent exercise and settlement provisions. EITF 07-5 is effective for financial statements issued for fiscal years beginning after December 15, 2008. Early application is not permitted. The Company is assessing the potential impact of this EITF 07-5 on the financial condition and results of operations.

In October 2008, the FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset in a Market That Is Not Active” (FSP 157-3), which clarifies the application of SFAS 157 when the market for a financial asset is inactive. Specifically, FSP 157-3 clarifies how (1) management’s internal assumptions should be considered in measuring fair value when observable data are not present, (2) observable market information from an inactive market should be taken into account, and (3) the use of broker quotes or pricing services should be considered in assessing the relevance of observable and unobservable data to measure fair value. The Company adopted the provisions of FSP 157-3, which did not impact the Company’s financial position or results of operations.

In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities” (“FSP FAS 140-4 and FIN 46(R)-8”). FSP FAS 140-4 and FIN 46(R)-8 amends FAS 140 and FIN 46(R) to require additional disclosures regarding transfers of financial assets and interest in variable interest entities. FSP FAS 140-4 and FIN 46(R)-8 is effective for interim or annual reporting periods ending after December 15, 2008. FSP FAS 140-4 and FIN 46(R)-8 did not have any impact on the Company's financial statements.

In January 2009, the FASB issued FSP EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20, and EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets”. FSP EITF 99-20-1 changes the impairment model included within EITF 99-20 to be more consistent with the impairment model of SFAS 115. FSP EITF 99-20-1 achieves this by amending the impairment model in EITF 99-20 to remove its exclusive reliance on “market participant”

estimates of future cash flows used in determining fair value. Changing the cash flows used to analyze other-than-temporary impairment from the “market participant” view to a holder’s estimate of whether there has been a “probable” adverse change in estimated cash flows allows companies to apply reasonable judgment in assessing whether an other-than-temporary impairment has occurred. The adoption of FSP EITF 99-20-1, which is effective for annual reporting periods ending.

3.	Accounts receivable, net

The majority of the Company’s sales are on open credit terms and in accordance with terms specified in the contracts governing the relevant transactions. The Company evaluates the need of an allowance for doubtful accounts based on specifically identified amounts that management believes to be uncollectible. If actual collections experience changes, revisions to the allowance may be required. Based upon the aforementioned criteria, management has determined that the allowances for doubtful accounts of $39,653 and $13,218 are required as of December 31, 2008, and 2007, respectively.

	December 31,
	2008	2007

Accounts receivable, gross	$7,930,606	$2,611,751

Less: allowance for doubtful accounts	(39,653)	(13,218)
Accounts receivable, net	$7,890,953	$2,598,533

4.	Inventories
	December 31,
	2008	2007

Inventories	$707,280	$662,234

For the years ended December 31, 2008 and 2007, no provision for obsolete inventories was recorded by the Company.

5.	Amount due to a director (other payables-related party)

The amount is interest-free, unsecured and repayable when the Company is in a position to do so.

6.	Capital

The Company is a non-joint capital stock enterprise and therefore the capital stock, consistent with most of the PRC enterprises, is not divided into a specific number of shares having a stated nominal amount.

The Company’s capital of RMB 8,000,000, equivalent to $1,037,003, was fully paid up on March 26, 2001.

7.	Statutory and other reserves

In accordance with the relevant laws and regulations of the PRC and articles of association, the Company is required to appropriate 10% and 5% of the net profit as reported in the Company’s PRC statutory financial statements to the statutory reserve fund and staff welfare fund respectively, after offsetting prior years’ losses.

GUANGZHOU CHENGKAI LOGISTICS CO., LTD
Notes to Audited Financial Statements
For the years ended December 31, 2008 and 2007
(Stated in US Dollars)

7.	Statutory and other reserves continued

When the balance of the statutory reserve fund reaches 50% of the registered capital, any further appropriation is optional. Upon approval from the board of directors or members, the statutory reserve can be used to offset accumulated losses or to increase registered capital.

The staff welfare fund can only be utilized on capital items for the collective benefits of the Company’s employees and is non-distributable other than in liquidation.

8.	Income taxes

The Company is subject to the PRC Enterprise Income Tax (“EIT”) at the statutory rate of 33% on the profits as reported in the Company’s PRC statutory financial statements as adjusted by profit and loss items that are not taxable or deductible.  During the fiscal year 2008, the Company is subject to EIT at the rate of 25% under the new law as detailed below.

PRC’s legislative body, the National People’s Congress, adopted the unified EIT Law on March 16, 2007. This new tax law replaces the existing separate income tax laws for domestic enterprises and foreign-invested enterprises and became effective on January 1, 2008. Under the new tax law, a unified income tax rate is set at 25% for both domestic enterprises and foreign-invested enterprises. However, there will be a transition period for enterprises, whether foreign-invested or domestic, that are currently receiving preferential tax treatments granted by relevant tax authorities. Enterprises that are subject to an enterprise income tax rate lower than 25% may continue to enjoy the lower rate and will transit into the new tax rate over a five year period beginning on the effective date of the EIT Law. Enterprises that are currently entitled to exemptions for a fixed term may continue to enjoy such treatment until the exemption term expires. Preferential tax treatments may continue to be granted to industries and projects that qualify for such preferential treatments under the new law.

Income taxes in the statements of operations and comprehensive loss for the reporting periods represent provision for EIT for the Company’s continuing operations in the PRC.

The effective income taxes differ from the PRC statutory EIT rate of 25% and 33% as follows :-

	Year ended December 31,
	2008	2007

Provision for income taxes at statutory EIT rate	$4,817	$8,703)
Non-deductible items for tax	25,719	15,066

Income taxes	$32,336	$23,769

9.	Commitments and contingencies

The Company had no commitments or contingencies as of December 31, 2009 and 2007.

10.	Concentration and risk

(a)	Major customers

For the years ended December 31, 2008 and 2007, 100% of the Company’s assets were located in the PRC and 100% of the Company’s revenues and purchases were derived from customers and vendors located in the PRC.

The Company had one customer that individually comprised 82% and 73% of net revenue for the years ended December 31, 2008 and 2007.

                As of December 31, 2008
Customers		Revenues			Accounts Receivable
Customer A		$13,365,290	82%		$7,785,309

	Total:	$13,365,290	82%	Total:	$7,785,309

       As of December 31, 2007
Customers		Revenues			Accounts Receivable
Customer A		$6,764,502	73%		$2,602,082

	Total:	$6,764,502	73%	Total:	$2,602,082

(b)   Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and trade accounts receivable. The Company performs ongoing credit evaluations of its customers' financial condition, but does not require collateral to support such receivables.